                                                                     EXHIBIT 4.2


                                                                  EXECUTION COPY

================================================================================

                    Amended and Restated Declaration of Trust
                             of Coltec Capital Trust



                                      among



                              Coltec Industries Inc
                                  (as Sponsor),




                              THE BANK OF NEW YORK
                             (as Property Trustee),




                         THE BANK OF NEW YORK (DELAWARE)
                              (as Delaware Trustee)


                                       and


                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN




                           Dated as of April 14, 1998


================================================================================

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
                    ARTICLE I Interpretation and Definitions

SECTION 1.01.  Definitions...............................................................................1

                         ARTICLE II Trust Indenture Act

SECTION 2.01.  Trust Indenture Act; Application.........................................................11
SECTION 2.02.  Lists of Holders of Securities...........................................................12
SECTION 2.03.  Reports by the Property Trustee..........................................................12
SECTION 2.04.  Periodic Reports to Property Trustee.....................................................12
SECTION 2.05.  Evidence of Compliance with Conditions
               Precedent................................................................................13
SECTION 2.06.  Events of Default; Waiver................................................................13
SECTION 2.07.  Event of Default; Notice.................................................................15

                            ARTICLE III Organization

SECTION 3.01.  Name.....................................................................................16
SECTION 3.02.  Office...................................................................................16
SECTION 3.03.  Purpose..................................................................................16
SECTION 3.04.  Authority................................................................................16
SECTION 3.05.  Title to Property of the Trust...........................................................16
SECTION 3.06.  Powers and Duties of the Administrative
               Trustees.................................................................................17
SECTION 3.07.  Prohibition of Actions by the Trust and
               the Trustees.............................................................................20
SECTION 3.08.  Powers and Duties of the Property
               Trustee..................................................................................21
SECTION 3.09.  Certain Duties and Responsibilities of
               the Property Trustee.....................................................................23
SECTION 3.10.  Certain Rights of Property Trustee.......................................................25
SECTION 3.11.  Delaware Trustee.........................................................................28
SECTION 3.12.  Execution of Documents...................................................................28
SECTION 3.13.  Not Responsible for Recitals or Issuance
               of Securities............................................................................28
SECTION 3.14.  Duration of Trust........................................................................29
SECTION 3.15.  Mergers..................................................................................29

                               ARTICLE IV Sponsor

SECTION 4.01.  Sponsor's Purchase of Common Securities..................................................31
SECTION 4.02.  Responsibilities of the Sponsor..........................................................31
SECTION 4.03.  Guarantee of Payment of Trust

               Obligations..............................................................................32

                               ARTICLE V Trustees

SECTION 5.01.  Number of Trustees.......................................................................32
SECTION 5.02.  Delaware Trustee.........................................................................33
SECTION 5.03.  Property Trustee; Eligibility............................................................33
SECTION 5.04.  Qualifications of Administrative
               Trustees and Delaware Trustee Generally..................................................34
SECTION 5.05.  Initial Trustees.........................................................................34
SECTION 5.06.  Appointment, Removal and Resignation of
               Trustees.................................................................................35
SECTION 5.07.  Vacancies Among Trustees.................................................................38
SECTION 5.08.  Effect of Vacancies......................................................................39
SECTION 5.09.  Meetings.................................................................................39
SECTION 5.10.  Delegation of Power......................................................................39
SECTION 5.11.  Merger, Conversion, Consolidation or
               Succession to Business...................................................................40

                            ARTICLE VI Distributions

SECTION 6.01.  Distributions............................................................................40

                       ARTICLE VII Issuance of Securities

SECTION 7.01.  General Provisions Regarding Securities..................................................41
SECTION 7.02.  Execution and Authentication.............................................................41
SECTION 7.03.  Form and Dating..........................................................................42
SECTION 7.04.  Registrar, Paying Agent and Conversion
               Agent....................................................................................45
SECTION 7.05.  Paying Agent to Hold Money in Trust......................................................46
SECTION 7.06.  Replacement Securities...................................................................47
SECTION 7.07.  Outstanding Preferred Securities.........................................................47
SECTION 7.08.  Preferred Securities in Treasury.........................................................48
SECTION 7.09.  Temporary Securities.....................................................................48
SECTION 7.10.  Cancelation..............................................................................49

                       ARTICLE VIII Dissolution of Trust

SECTION 8.01.  Dissolution of Trust.....................................................................49

                        ARTICLE IX Transfer and Exchange

SECTION 9.01.  General..................................................................................50
SECTION 9.02.  Transfer Procedures and Restrictions.....................................................52
SECTION 9.03.  Deemed Security Holders..................................................................58
SECTION 9.04.  Notices to Clearing Agency...............................................................58

SECTION 9.05.  Appointment of Successor Clearing
               Agency...................................................................................58

 ARTICLE X Limitation of Liability of Holders of Securities, Trustees or Others

SECTION 10.01.  Liability...............................................................................59
SECTION 10.02.  Exculpation.............................................................................59
SECTION 10.03.  Fiduciary Duty..........................................................................60
SECTION 10.04.  Indemnification.........................................................................61
SECTION 10.05.  Outside Businesses......................................................................61

                             ARTICLE XI Accounting

SECTION 11.01.  Fiscal Year.............................................................................62
SECTION 11.02.  Certain Accounting Matters..............................................................62
SECTION 11.03.  Banking.................................................................................63
SECTION 11.04.  Withholding.............................................................................63

                      ARTICLE XII Amendments and Meetings

SECTION 12.01.  Amendments..............................................................................64
SECTION 12.02.  Meetings of the Holders of Securities;
                Action by Written Consent...............................................................65

     ARTICLE XIII Representations of Property Trustee and Delaware Trustee

SECTION 13.01.  Representations and Warranties of
                Property Trustee........................................................................67
SECTION 13.02.  Representations and Warranties of
                Delaware Trustee........................................................................68

                        ARTICLE XIV Registration Rights

SECTION 14.01.  Registration Rights.....................................................................69

                            ARTICLE XV Miscellaneous

SECTION 15.01.  Notices.................................................................................69
SECTION 15.02.  Governing Law...........................................................................70
SECTION 15.03.  Intention of the Parties................................................................71
SECTION 15.04.  Headings................................................................................71
SECTION 15.05.  Successors and Assigns..................................................................71
SECTION 15.06.  Partial Enforceability..................................................................72
SECTION 15.07.  Counterparts............................................................................72

                              Coltec Capital Trust


         Certain Sections of this Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939.

Trust Indenture Act Section                                                        Trust Agreement Section
---------------------------                                                        -----------------------
Sec. 310(a)(1)........................................................................................7.07
         (a)(2).......................................................................................7.07
         (a)(3).......................................................................................7.09
         (a)(4)................................................................................2.07(a)(ii)
         (b)..........................................................................................7.08
Sec. 311(a)...........................................................................................7.13
         (b)..........................................................................................7.13
Sec. 312(a)...........................................................................................5.07
         (b)..........................................................................................5.07
         (c)..........................................................................................5.07
Sec. 313(a)...........................................................................................7.14
         (b)..........................................................................................7.14
         (c)..........................................................................................7.14
         (d)..........................................................................................7.14
Sec. 314(a)...........................................................................................7.15
         (b)................................................................................Not Applicable
         (c)(1).................................................................................7.16, 7.17
         (c)(2).................................................................................7.16, 7.17
         (c)(3).............................................................................Not Applicable
         (d)................................................................................Not Applicable
         (e)..........................................................................................7.17
Sec. 315(a)...............................................................................7.01(a), 7.03(a)
         (b)...................................................................................7.02, 10.08
         (c).......................................................................................7.01(a)
         (d)....................................................................................7.01, 7.03
         (e)................................................................................Not Applicable
Sec. 316(a).................................................................................Not Applicable
         (a)(1)(A)..........................................................................Not Applicable
         (a)(1)(B)..........................................................................Not Applicable
         (a)(2).............................................................................Not Applicable
         (b)................................................................................Not Applicable
         (c)................................................................................Not Applicable
Sec. 317(a)(1)..............................................................................Not Applicable
         (a)(2).............................................................................Not Applicable
         (b)..........................................................................................5.09
Sec. 318(a)..........................................................................................10.10

Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                            AMENDED AND RESTATED DECLARATION
                                    OF TRUST ("Declaration") dated and effective as of April 14, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), COLTEC INDUSTRIES INC, a Pennsylvania corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust (as defined below) issued pursuant to this Declaration;

                  WHEREAS the Trustees and the Sponsor established Coltec Capital Trust (the "Trust") under the Business Trust Act (as hereinafter defined) pursuant to a Declaration of Trust dated as of April 8, 1998 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 14, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (as hereinafter defined); and

                  WHEREAS all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

                         Interpretation and Definitions

                  SECTION 1.01. Definitions. Unless the context otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Declaration, and any capitalized term not defined in this Declaration shall have the meaning assigned thereto in the Indenture;

                  (b) a term defined anywhere in this Declaration or the Indenture has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (f) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (g) a reference to the singular includes the plural and vice versa.

                  "Administrative Action" has the meaning set forth in the definition of "Tax Event".

                  "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "Appointment Event" means an event defined in the terms of the Preferred Securities, as set forth in Annex I, which entitles the Holders of a Majority in liquidation amount of the Preferred Securities to appoint a Special Trustee.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Beneficiaries" has the meaning set forth in Section 4.03(a).

                  "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.04.

                  "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in New York, New York are authorized or required by law or executive order to close or a day on which the corporate trust office of the Property Trustee or the Debenture Trustee is closed for business.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

                  "Certificate" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

                  "Closing Date" means the First Closing Date as defined in the Purchase Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Securities" has the meaning specified in Section 7.01(a).

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "Debenture Event of Default" means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

                  "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

                  "Debenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being attached to the Indenture as Exhibit A.

                  "Deferral Period" has the meaning set forth in the Indenture.

                  "Definitive Preferred Securities" means the Regulation S Definitive Preferred Securities, the IAI Definitive Preferred Securities and any other Preferred Securities in definitive form issued by the Trust.

                  "Delaware Trustee" has the meaning set forth in Section 5.02.

                  "Depositary" means The Depository Trust Company, the initial clearing agency.

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

                  "Event of Default" means (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) a Debenture Event of Default; or

         (ii) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days (subject to the deferral of any due date in the case of a Deferral Period); or

         (iii) default by the Trust in the payment of any Redemption Price of any Security when it becomes due and payable; or

         (iv) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in the Declaration (other than a covenant or warranty, a default in the performance of which or the breach of which is addressed in clause (ii) or (iii) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Issuer Trustee or Issuer Trustees by the holders of at least 25% in aggregate liquidation amount of the outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Declaration; or

         (v) the failure of the Sponsor to appoint a successor Property Trustee in the manner required by Section 5.06(c).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Global Preferred Securities" means Rule 144A Global Preferred Securities and/or Unrestricted Global Preferred Securities, as the context requires.

                  "Guarantee" means the guarantee agreement to be dated as of April 14, 1998, of the sponsor in respect of the Securities.

                  "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

                  "Indenture" means the Indenture dated as of April 14, 1998, between the Debenture Issuer and The Bank of New York, as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

                  "IAI Definitive Preferred Security" has the meaning as set forth in 7.03(c).

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Legal Action" has the meaning set forth in Section 3.06(g).

                  "Like Amount" means (i) with respect to a redemption of Preferred Securities having an aggregate liquidation amount equal to that portion of the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Preferred Securities based upon the relative liquidation amounts of such classes and the proceeds of which will be used to pay the applicable Redemption Price of the Preferred Securities and (ii) with respect to a distribution of Debentures to holders of Preferred Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the aggregate liquidation amount of the Securities of the Holder to whom such Debentures are distributed.

                  "List of Holders" has the meaning set forth in Section
2.02(a).

                  "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

                  "Obligations" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Securities or such other similar interests, as the case may be.

                  "Offering Circular" means the confidential offering circular, dated as of April 8, 1998, relating to the issuance by the Trust of Preferred Securities.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Participants" has the meaning set forth in Section 7.03(b).

                  "Paying Agent" has the meaning specified in Section 3.08(h).

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Securities" has the meaning specified in Section 7.01(a).

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.03.

                  "Property Trustee Account" has the meaning set forth in
Section 3.08(c).

                  "Purchase Agreement" has the meaning set forth in Section 7.03(a).

                  "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                  "Redemption Price" has the meaning set forth in Annex I.

                  "Registration Default" has the meaning set forth in Section 14.01.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated April 14, 1998, among the Sponsor, the Trust, and the Initial Purchasers named in the Purchase Agreement.

                  "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under, or with respect to, the documentation governing any Debt.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Restricted Preferred Securities" shall include the IAI Definitive Preferred Securities and the Rule 144A Global Preferred Securities.

                  "Restricted Securities Legend" has the meaning specified in
Section 9.02(j).

                  "Rule 144A Global Preferred Security" has the meaning specified in Section 7.03(a).

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to the Rule 144A Global Preferred Security and any other Preferred Security in global form.

                  "Securities Guarantees" means the Preferred Securities Guarantee and the Common Securities Guarantee.

                  "66-2/3% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of Preferred Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Special Trustee" means a Administrative Trustee appointed by the Holders of a Majority in liquidation amount of the Preferred Securities in accordance with Section 5.06(a)(ii)(B).

                  "Sponsor" means Coltec Industries Inc, a Pennsylvania corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                  "Super Majority" has the meaning set forth in Section 2.06(a)(ii).

                  "Tax Event" means the Property Trustee shall have received an opinion of nationally recognized independent tax counsel to the Sponsor (reasonably acceptable to the Trustees) experienced in such matters to the effect that, as a result of (i) any amendment to or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (ii) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (iii) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of original issuance of the Debentures or the issue date of the Preferred Securities issued by the Trust, there is more than an insubstantial risk that (a) if the Debentures are held by the Property Trustee, (x) the Trust is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to interest accrued or received on the Debentures or subject to more than a de minimis amount of other taxes, duties or other governmental charges as determined by such counsel, or (y) interest payable by the Sponsor to the Trust on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States Federal income tax purposes or (b) with respect to Debentures which are no longer held by the Property Trustee, interest payable by the Sponsor on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States Federal income tax purposes.

                  "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Unrestricted Definitive Preferred Security" has the meaning set forth in Section 9.02(c).

                  "Unrestricted Global Security" has the meaning set forth in
Section 9.02(b).


                                   ARTICLE II

                               Trust Indenture Act

                  SECTION 2.01. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 2.02. Lists of Holders of Securities. (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                  SECTION 2.03. Reports by the Property Trustee. Within 60 days after May 15 of each year, commencing May 15, 1999 the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

                  SECTION 2.04. Periodic Reports to Property Trustee. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

                  SECTION 2.05. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

                  SECTION 2.06. Events of Default; Waiver. (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the Event of Default:

         (i) is caused by a Debenture Event of Default that is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable;

         (ii) is caused by a Debenture Event of Default that requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

         (iii) is the result of a default by the Trust in the payment of any Distribution when it becomes due and payable, which default has continued for 30 days (subject to the deferral of any due date in the case of a Default Period), the Event of Default shall not be waivable; or

         (iv) is the result of a default by the Trust in the payment of any Redemption Price of any Preferred Security when it becomes due and payable, the Event of Default shall not be waivable.

                  Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the Event of Default is caused by a Debenture Event of Default that:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until the effects of all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                  SECTION 2.07. Event of Default; Notice. (a) The Property Trustee shall, within three Business Days after the occurrence of an Event of Default actually known to the Property Trustee, (i) transmit by mail, first class postage prepaid, to the Holders of the Securities, and (ii) transmit by any means provided for in this Declaration to the Administrative Trustees and the Sponsor, notices of all defaults actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default, not including any periods of grace and irrespective of the giving of any notice); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.01(1) and 5.01(2) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice.

                                   ARTICLE III

                                  Organization

                  SECTION 3.01. Name. The Trust is named "Coltec Capital Trust," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

                  SECTION 3.02. Office. The address of the principal office of the Trust is c/o Coltec Industries Inc, 3 Coliseum Center, 2550 West Tyvola Road, Charlotte, North Carolina 28217, Attention: Chief Financial Officer. On ten Business Days' written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

                  SECTION 3.03. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

                  SECTION 3.04. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                  SECTION 3.05. Title to Property of the Trust. Except as provided in Section 3.08 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                  SECTION 3.06. Powers and Duties of the Administrative Trustees. The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuances of both Preferred Securities and Common Securities on the Closing Date and any Optional Closing Date;

                  (b) in connection with the issue and sale of the Preferred Securities to:

         (i) assist in the preparation of an offering circular (the "Offering Circular") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act and a limited number of institutional "accredited investors", as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and to execute and file with the Commission, at such time as determined by the Sponsor, a registration statement prepared by the Sponsor, including any amendments thereto in relation to the Preferred Securities;

         (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

         (iii) execute and file an application, prepared by the Sponsor, to the Portal(SM) Market ("PORTAL"), a subsidiary of The Nasdaq Stock Market, Inc. and, at such time as determined by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

         (iv) to execute and deliver letters, documents, or instruments with The Depository Trust Company relating the Preferred Securities;

         (v) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12 of the Exchange Act; and

         (vi) execute and enter into the Registration Rights Agreement, the Purchase Agreement and other related agreements providing for the sale of the Preferred Securities;

                  (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders or Common Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.08(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                  (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                  (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of interest on the Debentures by extending the interest payment period under the Indenture or (ii) to extend the scheduled maturity date on the Debentures;

                  (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.06, including, but not limited to:

         (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

         (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

         (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

provided that such action does not materially adversely affect the interests of Holders; and

                  (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

                  The Administrative Trustees must exercise the powers set forth in this Section 3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.03.

                  Subject to this Section 3.06, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.08.

                  SECTION 3.07. Prohibition of Actions by the Trust and the Trustees. (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

         (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

         (ii) acquire any assets other than as expressly provided herein;

         (iii) possess Trust property for other than a Trust purpose;

         (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

         (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

         (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

         (vii) other than as provided in the Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
         (B) waive any past default that is waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

                  SECTION 3.08. Powers and Duties of the Property Trustee. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property

Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.06. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c)  The Property Trustee shall:

         (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section
         6.01. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration.

         (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

         (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

                  (f) The Property Trustee shall not resign as a Trustee unless either:

         (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

         (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.06.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                  (h) The Property Trustee will act as Paying Agent and Registrar in New York (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.08, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.06.

                  The Property Trustee must exercise the powers set forth in this Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

                  SECTION 3.09. Certain Duties and Responsibilities of the Property Trustee. (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

         (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

         (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

         (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

         (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

         (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor in writing. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.08(c)(i) and except to the extent otherwise required by law; and

         (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Sponsor.

                  SECTION 3.10. Certain Rights of Property Trustee. (a) Subject to the provisions of Section 3.09:

         (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

         (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

         (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

         (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including its attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested in writing by the Property Trustee; provided, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

         (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

         (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

         (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

         (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in
Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

                  SECTION 3.12. Execution of Documents. Except as otherwise required by the Business Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.06; provided that, the registration statement referred to in Section 3.06(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

                  SECTION 3.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

                  SECTION 3.14. Duration of Trust. The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall exist until April 15, 2028.

                  SECTION 3.15. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person, except as described in Section 3.15(b) and (c) of this Declaration or paragraph 3 of Annex I.

                  (b) The Trust may, at the request of the Sponsor, with the consent of a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

         (i) if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Preferred Securities (the "Successor Securities") as long as the Successor Securities rank, with respect to participation in the profits and distributions or in the assets of the Successor Entity at least as high as the Preferred Securities rank with respect to participation in the profits and dividends or in the assets of the Trust;

         (ii) the Sponsor expressly appoints a trustee of such Successor Entity possessing the same powers and duties as the Property Trustee as the Holder of the Debentures;

         (iii) the Preferred Securities or any Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange, national automated quotation system or with any other organization on which the Preferred Securities are then listed or traded, if any;

         (iv) such merger, consolidation, amalgamation or replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

         (v) such merger, consolidation, amalgamation, conveyance, transfer or lease or replacement does not adversely affect the powers, preferences and other special rights of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

         (vi) such Successor Entity has a purpose substantially identical and limited to that of the Trust;

         (vii) prior to such merger, consolidation, amalgamation or replacement, conveyance, transfer or lease, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) following such merger, consolidation,
                  amalgamation or replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (B) such merger, consolidation, amalgamation or
                  replacement conveyance, transfer or lease, will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect; and

         (viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities of such Successor Entity and provides a guarantee to the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Preferred Securities Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as an association taxable as a corporation or to substantially increase the likelihood that the Trust or Successor Entity would be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     Sponsor

                  SECTION 4.01. Sponsor's Purchase of Common Securities. On the Closing Date the Sponsor will purchase an amount of Common Securities issued by the Trust such that the aggregate liquidation amount of such Common Securities purchased by the Sponsor shall at such date equal to at least 3% of the total capital of the Trust.

                  SECTION 4.02. Responsibilities of the Sponsor. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare the Offering Circular and to prepare for filing by the Trust with the Commission the Registration Statement, including any amendments thereto;

                  (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (c) to prepare for filing by the Trust an application to PORTAL and to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12 of the Exchange Act, including any amendments thereto; and

                  (e) to negotiate the terms of and execute and deliver the Purchase Agreement, and to negotiate the terms of Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities.

                  SECTION 4.03. Guarantee of Payment of Trust Obligations. (a) Subject to the terms and conditions of this Section 4.03, the Sponsor hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations to such Beneficiaries.

                  (b) The agreement of the Sponsor in Section 4.03(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  (c) The agreement of the Sponsor set forth in Section 4.03(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Preferred Securities Guarantee or under this Agreement for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.


                                    ARTICLE V

                                    Trustees

                  SECTION 5.01. Number of Trustees. The number of Trustees shall initially be five (5), and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities:

                           (i) and except as provided in Sections 5.01(b)(ii)
                  and 5.06(a)(ii)(B) with respect to the Special Trustee, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                           (ii) the number of Trustees shall be increased
                  automatically by one (1) if an Appointment Event has occurred and is continuing and the Holders of a Majority in liquidation amount of the Preferred Securities appoint a Special Trustee in accordance with Section 5.06(a)(ii), provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least five (5).

                  SECTION 5.02. Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  SECTION 5.03. Property Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

         (i) not be an Affiliate of the Sponsor; and

         (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.03(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.06(d).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  SECTION 5.04. Qualifications of Administrative Trustees and Delaware Trustee Generally. Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  SECTION 5.05. Initial Trustees. The initial Administrative Trustees shall be:

                  David D. Harrison
                  c/o Coltec Industries Inc
                  3 Coliseum Center
                  2550 West Tyvola Road
                  Charlotte, NC 28217

                  Robert J. Tubbs
                  c/o Coltec Industries Inc
                  3 Coliseum Center
                  2550 West Tyvola Road
                  Charlotte, NC 28217

                  Thomas B. Jones, Jr.
                  c/o Coltec Industries Inc
                  3 Coliseum Center
                  2550 West Tyvola Road
                  Charlotte, NC 28217

         The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware)
                  White Clay Center, Route 273
                  Newark, Delaware 19711
                  Attention:  Corporate Trust Trustee Administration

         The initial Property Trustee shall be:

                  The Bank of New York
                  101 Barclay Street
                  Floor 21 West
                  New York, New York 10286
                  Attention:  Corporate Trust Trustee Administration

                  SECTION 5.06. Appointment, Removal and Resignation of Trustees. (a) Except as provided otherwise in Section 5.06(b), Trustees may be appointed or removed without cause at any time:

         (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

         (ii) after the issuance of any Securities:

                           (x) other than in respect to a Special Trustee, by
                  vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, unless a Debenture Event of Default shall have occurred and is continuing, in which event the Property Trustee and the Delaware Trustee may only be removed by the Holders of a Majority in liquidation amount of the outstanding Preferred Securities, voting as a class at a meeting of the Holders of the Preferred Securities; and

                           (y) if an Appointment Event has occurred and is
                  continuing, one (1) additional Administrative Trustee (the "Special Trustee") may be appointed by vote of the Holders of a Majority in liquidation amount of the Preferred Securities, voting as a class at a meeting of the Holders of the Preferred Securities, and such Special Trustee may only be removed (otherwise than by the operation of Section 5.06(d)), by vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.06(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor.

                  (c) The Sponsor shall remove the Property Trustee by written instrument upon:

                  (i) the entry or a decree or order by a court having jurisdiction in the premises adjudging the Property Trustee as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Property Trustee under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Property Trustee or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (ii) the institution by the Property Trustee of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Property Trustee or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Property Trustee in furtherance of any such action.

The Sponsor shall appoint a successor Property Trustee within 60 days of such an event.

                  (d) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.06(d) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and
5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor

Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

                  (e) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation, provided that a Special Trustee shall only hold office while an Appointment Event is continuing and shall cease to hold office immediately after the Appointment Event pursuant to which the Special Trustee was appointed and all other Appointment Events cease to be continuing. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities;

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee; and

                  (iii) no such resignation of a Special Trustee shall be effective until the 60th day following delivery of the instrument of resignation of the Special Trustee to the Sponsor and the Trust or such later date specified in such instrument during which period the Holders of the Preferred Securities shall have the right to appoint a successor Special Trustee as provided in this Section 5.06.

                  (f) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property

Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.06.

                  (g) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.06 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning Property Trustee or Delaware Trustee, resigning or being removed as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (h) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (i) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Sponsor, as the holder of the Common Securities, and the Administrative Trustees shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of such Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the Declaration. In case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

                  SECTION 5.07. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy.

The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

                  SECTION 5.08. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 5.06, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

                  SECTION 5.09. Meetings. Meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees.

                  SECTION 5.10. Delegation of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee, the Delaware Trustee or any Administrative Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee, or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee, the Delaware Trustee or any Administrative Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                                  Distributions

                  SECTION 6.01. Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and additional interest (pursuant to Section 10.07 of the Indenture)) premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII

                             Issuance of Securities

                  SECTION 7.01. General Provisions Regarding Securities. (a) The Administrative Trustees shall on behalf of the Trust issue one class of convertible preferred securities, designated as 5 1/4% Convertible Preferred Securities, liquidation amount $50 per security, Term Income Deferrable Equity Securities (TIDES)(SM), representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), having such terms as are set forth in Annex I and one class of convertible common securities, liquidation amount $50, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

                  (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.01 with respect to the Common Securities.

                  (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                  SECTION 7.02. Execution and Authentication. (a) The Securities shall be signed on behalf of the Trust by one Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Administrative Trustee.

                  (b) One Administrative Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

                  A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

                  Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue in paragraph 5 of the Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the terms in Annex I hereto except as provided in Section 7.06.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred

Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Company or an Affiliate.

                  SECTION 7.03. Form and Dating. The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

                  The Preferred Securities are being offered and sold by the Trust pursuant to a Purchase Agreement relating to the Preferred Securities, dated April 8, 1998, among the Trust, the Sponsor and the Purchasers named therein (the "Purchase Agreement").

                  (a) Global Securities. Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Exhibit A-1 hereto (each, a "Rule 144A Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Rule 144A Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 7.03(b) shall apply only to the Rule 144A Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

                  The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.03, authenticate and deliver initially one or more Rule 144A Global Preferred Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's written instructions or held by the Trustee as custodian for the Depositary.

                  Members of, or participants in, the Depositary ("Participants") shall have no rights under this Declaration with respect to any Rule 144A Global Preferred Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Rule 144A Global Preferred Security, and the Depositary may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Rule 144A Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Rule 144A Global Preferred Security.

                  (c) Certificated Securities. Except as provided in Section 7.09, owners of beneficial interests in the Rule 144A Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities. Purchasers of Preferred Securities who are institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and did not purchase Preferred Securities in reliance on Rule 144A under the Securities Act will receive Preferred Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("IAI Definitive Preferred Securities"); provided, however, that upon transfer of such IAI Definitive Preferred Securities to a QIB, such IAI Definitive Preferred Securities will, unless the Rule 144A Global Preferred Security has previously been exchanged for a certificated Preferred Security pursuant to Section 7.03(d), be exchanged for an interest in a Rule 144A Global Security pursuant to the provisions of Section 9.02. IAI Definitive Preferred Securities will bear the Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with Section 9.02. IAI Definitive Preferred Securities shall be in minimum denominations of $50 and integral multiples thereof.

                  (d) A Global Preferred Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to this
Section 7.03 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if such transfer complies with Section
9.02 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Preferred Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act, at a time when the Depositary is required to be so registered to act as such depositary, (ii) the Trust in its sole discretion determines that such Global Preferred Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing.

                  (e) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this Section 7.03 shall be surrendered by the Depositary to the Property Trustee located in the Borough of Manhattan, City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Preferred Securities of authorized denominations in the form of certificated Preferred

Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct. Any Preferred Security in the form of certificated Preferred Securities delivered in exchange for an interest in the Rule 144A Global Preferred Security shall, except as otherwise provided by Section 9.01, bear the Restricted Securities Legend set forth in Exhibit A hereto.

                  (f) Subject to the provisions of Section 7.03(e), the registered holder of a Global Preferred Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

                  (g) In the event of the occurrence of any of the events specified in Section 7.03(d), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Securities in definitive, fully registered form without distribution coupons.

                  SECTION 7.04. Registrar, Paying Agent and Conversion Agent. The Trust shall maintain in the Borough of Manhattan, City of New York, State of New York (i) an office or agency where Preferred Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent") and
(iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the

Common Securities. Payments in respect of the Preferred Securities held in global form shall be made to DTC, which shall credit the relevant accounts at DTC on the applicable Distribution Dates. With respect to the Preferred Securities that are not held by DTC, such payments shall be made by check mailed to the address of the holder entitled thereto as such address shall appear on the register. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee, the Administrative Trustees and the Company. In the event that the Property Trustee shall no longer be the Paying Agent, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Administrative Trustees and the Company) to act as Paying Agent.

                  The Trust initially appoints the Property Trustee as Registrar, Paying Agent, and Conversion Agent for the Preferred Securities.

                  SECTION 7.05. Paying Agent to Hold Money in Trust. The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

                  SECTION 7.06. Replacement Securities. If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Sponsor pursuant to Article III hereof, the Sponsor in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

                  Every replacement Security is an additional obligation of the Trust.

                  SECTION 7.07. Outstanding Preferred Securities. The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancelation, and those described in this Section as not outstanding.

                  If a Preferred Security is replaced, paid or purchased pursuant to Section 7.06 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

                  If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

                  A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

                  SECTION 7.08. Preferred Securities in Treasury. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

                  SECTION 7.09. Temporary Securities. (a) Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                  (b) A Global Preferred Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to Section
7.03 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if such transfer complies with Section
9.02 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Preferred Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Sponsor within 90 days of such notice or if the Trust at its sole option elects to terminate the book-entry system through DTC, or (ii) an Event of Default has occurred and is continuing.

                  (c) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this Section 7.09 shall be surrendered by the Depositary to the Property Trustee located in the Borough of Manhattan, City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct. Any Preferred Security in the form of certificated Preferred Securities delivered in exchange for an interest in the Restricted Global Preferred Security shall, except as otherwise provided by Sections 7.03 and 9.01, bear the Restricted Securities Legend set forth in Exhibit A hereto.

                  (d) Subject to the provisions of Section 7.09(c), the registered holder of a Global Preferred Security may grant proxies and otherwise authorize any person, including

Participants and Persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

                  (e) In the event of the occurrence of either of the events specified in Section 7.09(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                  SECTION 7.10. Cancelation. The Trust at any time may deliver Preferred Securities to the Property Trustee for cancelation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancelation and shall dispose of canceled Preferred Securities as the Trust directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancelation or that any holder has converted.


                                  ARTICLE VIII

                              Dissolution of Trust

                  SECTION 8.01. Dissolution of Trust. (a) The Trust shall automatically be dissolved upon the earliest to occur of the following:

         (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

         (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

         (iii) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

         (iv) the expiration of the term of the Trust on April 15, 2028; or

         (v) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), after the completion of the winding up of the affairs of the Trust, the Trustees shall file a certificate of cancelation with the Secretary of State of the State of Delaware and the Trust shall be terminated.

                  (c) The provisions of Section 3.09 and Article X shall survive the dissolution of the Trust.


                                   ARTICLE IX

                              Transfer and Exchange

                  SECTION 9.01. General. (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request. Beneficial Interests in the Global Preferred Security may be exchanged by or on behalf of the Depositary for certificate Preferred Securities upon request by the Depositary, but only uon at least 20 dayss' prior written notice given to the Property Trustee in accordance with the Depositary's customary procedures.

                  (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States Federal income tax purposes as a grantor trust; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

                  (c) The Administrative Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  (d) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption set forth in the terms and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

                  (e) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

                  SECTION 9.02. Transfer Procedures and Restrictions. (a) General. Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Preferred Securities that do not bear the legend.

                  (b) Transfers After Effectiveness of Shelf Registration Statement. After the effectiveness of a Shelf Registration Statement for any Preferred Securities, all requirements pertaining to Restricted Securities Legends on such Preferred Security will cease to apply, and beneficial interests in a Preferred Security in global form without Restricted Securities Legends will be available to transferees of such Preferred Securities, upon exchange of the transferring holder's IAI Definitive Preferred Security or directions to transfer such Holder's beneficial interest in the Rule 144A Global Preferred Security, as the case may be. After the effectiveness of the Shelf Registration Statement, the Trust shall issue and the Property Trustee shall authenticate a Preferred Security in global form without the Restricted Securities Legend (the "Unrestricted Global Preferred Security") to deposit with the Depositary to evidence transfers of (i) beneficial interests from the Rule 144A Global Preferred Security and (ii) IAI Definitive Preferred Securities.

                  (c) Transfer and Exchange of Definitive Preferred Securities. When Definitive Preferred Securities are presented to the Registrar or co-registrar

                  (x) to register the transfer of such Definitive Preferred Securities, or

                  (y) to exchange such Definitive Preferred Securities for an equal number of Definitive Preferred Securities of another denomination. The Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities surrendered for transfer or exchange:

                           (i) shall be duly endorsed or accompanied by a
                  written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                           (ii) in the case of Definitive Preferred Securities
                  that are Restricted Definitive Preferred Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                                    (A) if such Restricted Preferred Securities
                           are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, such Holder shall deliver a certification to that effect (in the form set forth on the reverse of the Preferred Security); or

                                    (B) if such Restricted Preferred Securities
                           are being transferred pursuant to an exemption from registration in accordance with Rule 144A or Rule 144 under the Securities Act, such Holder shall deliver:
                           (i) a certification to that effect (in the form set forth on the reverse of the Preferred Security) and
                           (ii) if the Trust or Registrar
                           so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

                  Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act must take delivery of their interests in the Preferred Securities in the form of a beneficial interest in the Rule 144A Global Preferred Security in accordance with Section 9.02(e).

                  (d) Restrictions on Transfer of a Definitive Preferred Security for a Beneficial Interest in a Global Preferred Security. A Definitive Preferred Security may not be exchanged for a beneficial interest in a Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with:

                  (i) certification, in the form set forth on the reverse of the Preferred Security, that such Definitive Preferred Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                  (ii) written instructions directing the Property Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by the Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Depositary to cause, the aggregate number of Preferred Securities represented by the Global Preferred Security to be increased accordingly. If no Global Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Preferred Securities in global form.

                  (e) Transfer and Exchange of Global Preferred Securities. The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration

(including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

                  (f) Transfer of a Beneficial Interest in a Global Preferred Security for a Definitive Preferred Security. Definitive Preferred Securities issued in exchange for a beneficial interest in a Global Preferred Security pursuant to this Section 9.02(f) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee. The Property Trustee shall deliver such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Depositary.

                  (g) Restrictions on Transfer and Exchange of Global Preferred Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (h) of this Section 9.02), a Global Preferred Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (h)  Legend.

                  (i) Except as permitted by the following paragraph (iii), each Preferred Security certificate evidencing the Global Preferred Securities and the Definitive Preferred Securities (and all Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (together, in the case of Restricted Definitive Preferred Securities, the legend set forth in the following paragraph (ii), the "Restricted Securities Legend") in substantially the following form:

                  "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND ANY CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES ISSUABLE UPON EXCHANGE THEREFOR AND ANY COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE".

                  (ii) In addition to the legend set forth in paragraph (i) above, Preferred Securities initially sold to non-QIBs shall bear a legend in substantially the following form:

                  "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  (iii) Upon any sale or transfer of a Restricted Preferred Security (including any Restricted Preferred Security represented by a Global Preferred Security) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                           (A) in the case of any Restricted Preferred Security
                  that is a Definitive Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security for a Definitive Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Preferred Security; and

                           (B) in the case of any Restricted Preferred Security
                  that is represented by a Global Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security (in connection with the sale of a Preferred Security pursuant to the Registration Rights Agreement) for another Global Preferred Security that does not bear the Restricted Securities Legend.

                  (i) Cancelation or Adjustment of Global Preferred Security. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Depositary for cancelation or retained and canceled by the Property Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the Securities Custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

                  (j)  No Obligation of the Property Trustee.

                  (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or agent thereof with respect to its Participants and any beneficial owners.

                  (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Depositary Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 9.03. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any

Person, whether or not the Trust, the Property Trustee, the Registrar or a co-registrar shall have actual or other notice thereof.

                  SECTION 9.04. Notices to Clearing Agency. Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Administrative Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

                  SECTION 9.05. Appointment of Successor Clearing Agency. If the Depository elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

                                    ARTICLE X

                           Limitation of Liability of
                    Holders of Securities, Trustees or Others

                  SECTION 10.01. Liability. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  SECTION 10.02. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  SECTION 10.03. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b)  Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  SECTION 10.04. Indemnification. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, gross negligence) or willful misconduct with respect to such acts or omissions.

                  (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

                  SECTION 10.05. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.03(c), may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XI

                                   Accounting

                  SECTION 11.01. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  SECTION 11.02. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Administrative Trustees.

                  (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

                  (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a

Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

                  SECTION 11.03. Banking. The trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

                  SECTION 11.04. Withholding. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII

                             Amendments and Meetings

                  SECTION 12.01. Amendments. (a) This Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders of the Securities, (i) to cure any ambiguity, correct or supplement any provision in the Declaration that may be inconsistent with any other provision, (ii) to modify, eliminate or add to any provisions of the Declaration and to take any necessary or desirable action, not inconsistent with applicable law or the provisions of the Declaration, to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act; (iii) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; (iv) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; (v) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; (vi) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, and all other matters required pursuant to
Section 3.06(b) or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust if a Special Event occurs and is continuing; (vii) to make any change that does not materially adversely affect the interests of the Holders of the Securities or, so long as any of the Preferred Securities shall remain outstanding, the holders of the Preferred Securities; provided, however, that in the case of clauses (i) and (ii), such action shall not adversely affect in any material respect the interests of any Holder of Securities, and any such amendments of the Declaration shall become effective when notice thereof is given to the Holders of the Securities.

                  (b) Except as provided in (c) below, this Declaration may be amended by the Trustees and the Company with (i) the consent of Holders representing not less than a majority in liquidation amount of the outstanding Preferred Securities, and (ii) receipt by the Trustees of an opinion of counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status as an "investment company" under the 1940 Act.

                  (c) Without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

                  (d) Notwithstanding that Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described in this Declaration, any of the Preferred Securities that are owned by the Sponsor, the Trustees or any affiliate of the Sponsor or any Trustees, shall, for the purposes of such vote or consent, be treated as if they were not outstanding.

                  SECTION 12.02. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, provide otherwise, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII

            Representations of Property Trustee and Delaware Trustee

                  SECTION 13.01. Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, at the Closing Date and at each Optional Closing Date, if any, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Property Trustee do not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

                  (d) No consent, approval or authorization of, or registration with or notice to, any New York or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

                  SECTION 13.02. Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, at the Closing Date and at each Optional Closing Date, if any, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Delaware Trustee do not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

                  (d) No consent, approval or authorization of, or registration with or notice to, any New York or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

                  (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                  (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).


                                   ARTICLE XIV

                               Registration Rights

                  SECTION 14.01. Registration Rights. The holders of the Preferred Securities, the Debentures and the Guarantee are entitled to the benefits of the Registration Rights Agreement.

                                   ARTICLE XV

                                  Miscellaneous

                  SECTION 15.01. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                           c/o Coltec Industries Inc
                           3 Coliseum Center
                           2550 West Tyvola Road
                           Charlotte, NC 28217
                           Attention:  Treasurer

                  (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           The Bank of New York
                           Corporate Trust Trustee Administration
                           101 Barclay Street
                           Floor 21 West
                           New York, NY 10286
                           Attention:  Corporate Trust Department

                  (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                           The Bank of New York (Delaware)
                           23 White Clay Center
                           Route 273
                           Newark, DE 19711
                           Attention:  Corporate Trust Department

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           c/o Coltec Industries Inc
                           3 Coliseum Center
                           2550 West Tyvola Road
                           Charlotte, NC 28217
                           Attention:  Treasurer

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first-class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 15.02. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to the Trust.

                  SECTION 15.03. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                  SECTION 15.04. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  SECTION 15.05. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  SECTION 15.06. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  SECTION 15.07. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                           as Trustee


                                           ___________________________________



                                           as Trustee


                                           ___________________________________


                                           as Trustee


                                           ___________________________________


                                           COLTEC INDUSTRIES INC,
                                           as Sponsor


                                           By: _______________________________
                                               Name:

                                               Title:

                                           THE BANK OF NEW YORK (DELAWARE), as
                                           Delaware Trustee,


                                           By: _______________________________
                                               Name:
                                               Title:


                                           THE BANK OF NEW YORK, as Property
                                           Trustee


                                           By: _______________________________
                                               Name:
                                               Title:

                                    TERMS OF
                    5 1/4% CONVERTIBLE PREFERRED SECURITIES
              Term Income Deferrable Equity Securities (TIDES(SM))
                      5 1/4% CONVERTIBLE COMMON SECURITIES


         Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of April 8, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or the Indenture (as defined in the Declaration) or, if not defined in the Declaration or Indenture, as defined in the Offering Circular (as defined in the Declaration)):

1.       Designation and Number.

         (a) "Preferred Securities." 3,000,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $150,000,000 dollars, and a liquidation amount with respect to the assets of the Trust of $50 per Preferred Security, are hereby designated for the purposes of identification only as "5 1/4% Convertible Preferred Securities (liquidation amount $50 per Convertible Preferred Security), Term Income Deferrable Equity Securities (TIDES(SM))" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.

         (b) "Common Securities." 92,784 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of 4,639,200, and a liquidation amount with respect to the assets of the Trust of $50 per Common Security, are hereby designated for the purposes of identification only as "5 1/4% Convertible Common Securities (liquidation amount $50 per Convertible Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of 5 1/4% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law), subject to adjustment in the event of a Registration Default, as described in the Declaration. The term "Distributions" as used herein includes quarterly distributions, additional distributions on quarterly distributions not paid on the applicable distribution date, interest which accrues on the Debentures upon a Registration Default and Additional Sums, as applicable. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor and cash sufficient to make such payments. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures:
                  January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 1998, except as otherwise described below. Accrued Distributions not paid on the applicable distribution date will accrue additional Distributions on the amount thereof (to the extent permitted by law), compounded quarterly from the relevant distribution date. So long as no Debenture Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each a "Deferral Period"); provided that no Deferral Period may extend beyond April 15, 2028, and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will accumulate additional Distributions thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Deferral Period to the date of payment. Prior to three Business Days before a Regular Record Date fixed for a Payment Resumption Date as defined in the Indenture, the Sponsor may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the Regular Record Date for the relevant Payment Resumption Date. A Deferral Period will terminate upon the payment by the Sponsor of all amounts then accrued and unpaid on the Debentures (together with interest thereon compounded quarterly to the extent permitted by applicable law). Upon the termination of any Deferral Period and the payment of all amounts then due, the Sponsor may commence a new Deferral Period, subject to the above requirements. There is no limitation on the number of times that the Sponsor may elect to begin a Deferral Period.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. The relevant record dates shall be on the next preceding January 1, April 1, July 1 and October 1, except as otherwise set forth in the Declaration or this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of Preferred Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading "Description of the Convertible Preferred Securities -- Form, Book-Entry Procedures and Transfer" in the Offering Circular. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any additional Distributions or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions whether or not its current on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of

                  Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock following such record date.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution.

                  In the event of any voluntary or involuntary dissolution of the Trust other than redemption of Trust Securities, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount of Debentures, unless such distribution would not be practical, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to, in the case of holders of Preferred Securities, the aggregate liquidation amount thereof plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities shall be paid on a Pro Rata basis in accordance with paragraph 9. The Holder of the Common Securities will be entitled to receive distributions upon any such liquidation Pro Rata with the holders of the Preferred Securities, except as provided in paragraph 10.

4.       Redemption and Distribution.

         (a) Upon the repayment or payment in full of the Debentures at their stated maturity date or a redemption in whole or in part of the Debentures (other than following any distribution of the Debentures to the Holders of Securities), the proceeds from such repayment or redemption shall be applied by the Property Trustee to redeem, on a Pro Rata basis, a Like Amount of Securities, on the redemption date, in an amount per Security equal to the applicable redemption price, which redemption price will be equal to (i) the liquidation amount of each of the Securities plus any accrued and unpaid Distributions thereon, in the case of the repayment of the Debentures at stated maturity or in the case of the redemption of the Debentures in certain limited circumstances upon the occurrence of a Tax Event, or (ii) in the case of an Optional Redemption on or after April 20, 2001, the Optional Redemption Price (as defined in the Indenture) plus accrued and unpaid Distributions thereon, payable in cash (as applicable, the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(g)(ii) below.

         (c) The Sponsor, as the Holder of the outstanding Common Securities, shall have the right at any time (including, without limitation, upon the occurrence of a Tax Event or Investment Company Act Event) to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause a Like Amount of the Debentures to be distributed to the holders of the Securities upon liquidation of the Trust, that, following such distribution of the Debentures, the Company shall use its reasonable best efforts to maintain any ratings of such Debentures by any nationally recognized rating agency for so long as any such Debentures are outstanding. If the Company does not redeem the Debentures prior to maturity and the Trust is not liquidated and the Debentures are not distributed to holders of the Trust Securities, the Preferred Securities will remain outstanding until the repayment of the Debentures at their stated maturity and the distribution of the Liquidation Distribution to the holders of the Preferred Securities.

         (d) If, at any time, a Tax Event shall occur and be continuing the Sponsor shall cause the Issuer Trustees to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust, cause Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that such liquidation and distribution shall be conditioned on (i) the Issuer Trustees' receipt of an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Issuer Trustees) experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States Federal income tax purposes as a result of such liquidation and distribution of Debentures, and (ii) the Sponsor being unable to avoid such Tax Event within the 90 Day Period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action").

                  If (i) the Sponsor has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel (reasonably acceptable to the Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Sponsor would be precluded from deducting the interest on the Debentures for United States Federal income tax purposes, even after the Debentures were distributed to the Holders of Securities upon liquidation of the Trust as described in this paragraph 4(d), or (ii) the Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Sponsor shall have the right, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, for the principal amount plus accrued and unpaid interest thereon and, following such redemption, all the Securities will be redeemed by the Trust at the aggregate liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon; provided, however, that, if at the time there is available to the Sponsor or the Trust the opportunity to eliminate, within the 90 Day Period, the Tax Event by taking some Ministerial Action, the Trust or the Sponsor will pursue such Ministerial Action in lieu of redemption.

                  In lieu of the foregoing options, the Company shall also have the option of causing the Securities to remain outstanding and pay Additional Sums on the Debentures.

                  "Tax Event" means that the Property Trustee shall have received an opinion of a nationally recognized independent tax counsel to the Sponsor (reasonably acceptable to the Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, (ii) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (iii) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of original issuance of the Debentures or the issue date of the Preferred Securities issued by the Trust, there is more than an insubstantial risk that (a) if the Debentures are held by the Property Trustee, (I) the Trust is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to interest accrued or received on the Debentures or subject to more than a de minimis amount of other taxes, duties or other governmental charges as determined by such counsel, or (II) interest payable by the Sponsor to the Trust on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States Federal income tax purposes or (b) with respect to Debentures which are no longer held by the Property Trustee, interest payable by the Sponsor on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Sponsor in whole or in part for United States Federal income tax purposes.

                  If an Investment Company Event (as hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Trustees to dissolve the Trust and, after satisfaction of liabilities to Creditors of the Trust as provided by applicable law, cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

                  "Investment Company Event" means the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), to the effect that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Offering Circular.

                  On or after the liquidation date fixed for any distribution of Debentures to Holders of the Securities: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Clearing Agency or its nominee), as record Holder of Preferred Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Administrative Trustees or their agent for cancelation, whereupon the Sponsor will issue to such Holder, and the Debenture Trustee will authenticate, a certificate representing such Debentures.

         (e) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (f)      "Redemption or Distribution Procedures."

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(g)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary (or any successor Clearing Agency) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) by 12:00 noon, New York City time, on the redemption date, with respect to Preferred Securities held in global form, the Property Trustee will deposit irrevocably with the Depositary (or successor Clearing Agency) funds, to the extent funds are available, sufficient to pay the amount payable on redemption with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities the Property Trustee will irrevocably deposit with the Paying Agent funds, to the extent funds are available, sufficient to pay the amount payable on redemption to the Holders of such Securities and will give the Paying Agent irrevocable instructions and authority to pay the amount payable on redemption to the Holders thereof upon surrender of their certificates. Notwithstanding the foregoing, Distributions payable on or prior to the date of redemption, shall be payable to the holders of Preferred Securities on the relevant record dates for the related dates of Distribution. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price, and such Securities will cease to be outstanding. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                  (iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Conversion Rights.

                  The Holders of Securities shall have the right at any time prior to 5:00 p.m., New York City time, on April 15, 2028 (except that Preferred Securities called for redemption by the Sponsor will be convertible at any time prior to 5:00 p.m., New York City time, on any Redemption Date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of
                  1.7058 shares of Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $29-5/16 per share of Common Stock, subject to certain adjustments set forth in the Indenture (as so adjusted, "Conversion Price")).

         (b) In order to convert Securities into Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. Holders may obtain copies of the required form of the conversion request from the Conversion Agent. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to convert such Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions, whether or not in arrears, accrued on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion, except to the extent that such Shares of Common Stock are held of record on the record date for any such distribution. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of a Security by his acceptance thereof appoints The Bank of New York "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

         (d) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash based on the current market value of the Common Stock, by the Sponsor to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock (and all requirements to list the Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Common Stock to each Holder upon conversion of the Securities.

         (f) The Sponsor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

6.       VOTING RIGHTS - PREFERRED SECURITIES.

         (a) Except as provided under paragraphs 6(b) and 8, in the Business Trust Act and as otherwise required by law, the Declaration and the Indenture, the Holders of the Preferred Securities will have no voting rights.

         (b) In addition to the rights of the Holders of the Preferred Securities with respect to the enforcement of payment of principal and interest on the Debentures set forth herein, in the Declaration or in the Indenture, if (i) an Event of Default under the Indenture occurs and is continuing or (ii) the Company defaults under the Guarantee (each of (i) and (ii) being an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of a Majority in liquidation amount of the Preferred Securities to appoint a Special Trustee in accordance with Section 5.06(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor, or any entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Sponsor) will be entitled to nominate any Person to be appointed as Special Trustee. Not later than 30 days after such right to appoint a Special Trustee arises, the Trustees will convene a meeting of the Holders of the Preferred Securities for the purpose of appointing a Special Trustee. If the Trustees fail to convene such meeting within such 30-day period, the Holders of not less than 10% in aggregate liquidation amount of the Preferred Securities will be entitled to convene such meeting in accordance with Section 12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day that is one Business Day before the day on which notice of the meeting is sent to the Holders. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting.

                  Any Special Trustee so appointed shall cease to be a Special Trustee if the Appointment Event pursuant to which the Special Trustee was appointed and all other Appointment Events cease to be continuing. A Special Trustee may be removed without cause at any time by vote of the Holders of a

Majority in liquidation amount of the Preferred Securities at a meeting of the Holders of the Preferred Securities in accordance with Section 5.06(a)(ii)(B) of the Declaration. The Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section
12.02 of the Declaration. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which the notice of meeting is sent to Holders. Notwithstanding the appointment of a Special Trustee, the Sponsor shall retain all rights under the Indenture, including the right to defer payments of interest by extending the interest payment period on the Debentures.

                  Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may, and the Trustees shall not, without obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Preferred Securities (i) direct the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred upon the Property Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture or otherwise, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, provided, however, that, where a consent under the Indenture would require the consent or act of each holder of the Debentures affected thereby (a "Super Majority"), the Property Trustee may not give such consent or take such action without the prior consent of each Holder of the Preferred Securities. The Property Trustee shall not, and none of the other Trustees shall in any event, revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify each holder of Preferred Securities of any notice of default with respect to the Debentures. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has been provided with an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes.

                  If the Property Trustee is the sole holder of the Debentures, any Holder of the Preferred Securities shall, to the fullest extent permitted by law, have the right to institute suit on behalf of the Trust for the enforcement of the right to receive payment of the principal of and interest on the Debentures on or after the Stated Maturity (as defined in the Indenture) of such Debentures or, in the case of redemption, on the Redemption Date (as defined in the Indenture), and the right to convert the Debentures in accordance with the Indenture. In addition, the Holders of at least 25% in aggregate liquidation amount of Preferred Securities outstanding shall be entitled to institute any other proceeding in the event the Debenture Trustee or the Property Trustee fails to do so in accordance with the terms of the Indenture.

                  In addition to any other rights of the Holders provided herein or in the Declaration, if the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights and to the fullest extent permitted by law, institute a legal proceeding directly against the Sponsor, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

                  Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.       Voting Rights - Common Securities.

         (a) Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace a Special Trustee.

         (c) Subject to Section 2.06 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has been provided with an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights and to the fullest extent permitted by law, institute a legal proceeding directly against the Sponsor, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.01 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class provided, however, that, the rights of Holders of Preferred Securities under Article V of the Declaration to appoint, remove or replace a Special Trustee shall not be amended without the consent of each Holder of Preferred Securities; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by at least the same proportion in aggregate stated liquidation amount of the Securities; provided, however, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has been provided with an opinion of tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.       Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration (or an event that, with notice or passage of time, would become an Event of Default under the Indenture) has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10.      Ranking.

                  The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.      Acceptance of Securities Guarantees and Indenture.

                  Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Declaration, the Preferred Securities, the Common Securities, the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture which includes, among other things, provisions relating to certain rights of the Holders of the Preferred Securities all as set forth therein.

12.      No Preemptive Rights.

                  The Holders of the Securities shall have no preemptive or other similar rights to subscribe for any additional securities.

13.      Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1
                                     FORM OF
                               PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

                  [Include the following Restricted Securities Legend on all Restricted Preferred Securities, including Rule 144A Global Preferred Securities, Regulation S Definitive Preferred Securities and institutional "accredited investors" Definitive Preferred Securities unless otherwise determined by the Sponsor in accordance with applicable law --THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND ANY CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES ISSUABLE UPON EXCHANGE THEREFOR AND ANY COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]

                  [Include if Preferred Security is a Restricted Definitive Preferred Security --IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH

REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                  [Include if Preferred Security is in global form and the Depository Trust Company is the Depository -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [Include if Preferred Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW. TRANSFER OF BENEFICIAL INTERESTS IN THE GLOBAL PREFERRED SECURITIES WILL BE SUBJECT TO THE APPLICABLE RULES AND PROCEDURES OF THE DEPOSITARY AND ITS DIRECT OR INDIRECT PARTICIPANTS WHICH MAY CHANGE FROM TIME TO TIME.]

Certificate Number                               Number of Preferred Securities

                                          [CUSIP NO. [                ]]

                              Preferred Securities

                                       of

                              Coltec Capital Trust


                    5 1/4% Convertible Preferred Securities
              Term Income Deferrable Equity Securities (TIDES)(SM)*
           (liquidation amount $50 per Convertible Preferred Security)

                  Coltec Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that

 (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 5 1/4% Convertible Preferred Securities, Term Income Deferrable Equity Securities (TIDES)(SM)*(liquidation amount $50 per Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 14, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred


--------
*The terms Term Income Deferrable Equity Securities (TIDES)(SM) and TIDES(SM) are registered servicemarks of Credit Suisse First Boston Corporation.

Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Trust has executed this certificate
this     day of     ,    .


                                    Coltec Capital Trust


                                    By: _____________________________________
                                    Name:
                                    Title:



                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:           ,     .


                                       THE BANK OF NEW YORK,
                                          as Property Trustee


                                       By: _________________________________
                                            Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Preferred Security will be fixed at a rate per annum of 5 1/4% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 1998, to Holders of record one at the close of business on the next preceding January 1, April 1, July 1 and October 1, which payment dates shall correspond to the interest payment dates on the Debentures. Accrued Distributions not paid on the applicable distribution date will accrue additional Distributions on the amount thereof (to the extent permitted by law), compounded quarterly from the relevant distribution date. So long as no Debenture Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each a "Deferral Period"); provided that no Deferral Period may extend beyond April 15, 2028, and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such

Deferral Period to the date of payment. Prior to three Business Days before a Regular Record Date fixed for a Payment Resumption Date as defined in the Indenture, the Debenture Issuer may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further deferrals thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the Regular Record Date for the relevant Payment Resumption Date. A Deferral Period will terminate upon the payment by the Sponsor of all amounts then accrued and unpaid on the Debentures (together with interest thereon compounded quarterly) to the extent permitted by applicable law. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements. There is no limitation on the number of times that the Sponsor may elect to begin a Deferral Period.

                  The Preferred Securities shall be redeemable as provided in the Declaration.

                  The Preferred Securities shall be convertible into shares of Common Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock, in the manner and according to the terms set forth in the Declaration.

                               CONVERSION REQUEST


To:      The Bank of New York,
           as Property Trustee of
           Coltec Capital Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of COLTEC INDUSTRIES INC (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of April 14, 1998, by David D. Harrison, Robert J. Tubbs and Thomas B. Jones, Jr. as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, Coltec Industries Inc, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures, on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Preferred Securities.

Date: ____________, ____

         in whole                     in part


                                      Number of Preferred Securities
                                      to be converted:


                                      If a name or names other than
                                      the undersigned, please
                                      indicate in the spaces below
                                      the name or names in which the
                                      shares of Common Stock are to
                                      be issued, along with the
                                      address or addresses of such
                                      person or persons


                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________
                                 _____________________________________________


                                 _____________________________________________
                                 Signature (for conversion only)

                                     Please Print or Type Name and
                                     Address, Including Zip Code,
                                     and Social Security or Other
                                     Identifying Number

                                 _____________________________________________

                                 _____________________________________________
                                 _____________________________________________


                                 Signature Guarantee:**  _____________________



----------
** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              _____________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
        (Insert assignee's social security or tax identification number)

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee:***


----------
*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              _____________________


CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF RESTRICTED PREFERRED SECURITIES

This certificate relates to _____________ Preferred Securities held in (check applicable space) ____ book-entry or ____ definitive form by the undersigned.


(A)      The undersigned (check one box below):

/  /     has requested the Property Trustee by written order to deliver in exchange for its beneficial interest in the Rule 144A Global Preferred Security held by the Depositary a Preferred Security or Preferred Securities in definitive, registered form in such number equal to its beneficial interest in such Rule 144A Global Preferred Security (or the number thereof indicated above); or

/  /     has requested the Property Trustee by written order to exchange its
         Preferred Security in definitive registered form for an interest in the Rule 144A Global Preferred Security held by the Depositary in such number equal to number of Preferred Securities in definitive registered form so held; or

/  /     has requested the Property Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.


(B) The undersigned confirms that such Securities are being (check one box below):

         (1)      /  /     acquired for the undersigned's own account, without
                           transfer (in satisfaction of Section 9.02(d)(ii)(A) of the Declaration; or

         (2)      /  /     transferred pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933; or

         (3)      /  /     transferred pursuant to Rule 144 of the Securities
                           Act of 1933; or

         (4)      /  /     transferred pursuant to an effective registration
                           statement under the Securities Act.

Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) is checked, the Property Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                                              Signature

Signature Guarantee:****

----------
**** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Signature must be guaranteed                     Signature



              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing these Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ___________________________          ___________________________________
                                            NOTICE:  To be executed by
                                                     an executive officer

                                   EXHIBIT A-2
                                     FORM OF
                                 COMMON SECURITY

                           [FORM OF FACE OF SECURITY]

         [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

         [OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF COLTEC INDUSTRIES INC]


Certificate Number                                  Number of Common Securities


                                Common Securities

                                       of

                              Coltec Capital Trust


                     [5 1/4]% Convertible Common Securities
            (liquidation amount $50 per Convertible Common Security)


                  Coltec Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that


                              COLTEC INDUSTRIES INC

(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [5 1/4]% Convertible Common Securities (liquidation amount $50 per Convertible Common

Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 14, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this _________ day of _________ , 199__ .


                                    Coltec Capital Trust


                                    By: _____________________________________
                                    Name:
                                    Title:

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of [51/4]% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 1998, to Holders of record one on the next preceding January 1, April 1, July 1 and October 1, which payment dates shall correspond to the interest payment dates on the Debentures. Accrued Distributions not paid on the applicable distribution date will accrue additional Distributions on the amount thereof (to the extent permitted by law), compounded quarterly from the relevant distribution date. So long as no Debenture Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each a "Deferral Period"); provided that no Deferral Period may extend beyond April 15, 2028, and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Deferral Period to the date of payment. Prior to three Business Days before a Regular Record

Date fixed for a Payment Resumption Date as defined in the Indenture, the Debenture Issuer may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further deferrals thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the Regular Record Date for the relevant Payment Resumption Date. A Deferral Period will terminate upon the payment by the Sponsor of all amounts then accrued and unpaid on the Debentures (together with interest thereon compounded quarterly) to the extent permitted by applicable law. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements. There is no limitation on the number of times that the Sponsor may elect to begin a Deferral Period.

                  The Common Securities shall be redeemable as provided in the Declaration.

                  The Common Securities shall be convertible into shares of Common Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock, in the manner and according to the terms set forth in the Declaration.

                               CONVERSION REQUEST

To:  The Bank of New York,
           as Property Trustee of
           Coltec Capital Trust

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of COLTEC INDUSTRIES INC (the "Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of April 14, 1998, by David D. Harrison, Robert J. Tubbs and Thomas B. Jones, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, Coltec Industries Inc, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Common Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Common Securities.

Date: ____________, ____

         in whole __                in part __


                                            Number of Common Securities to be
                                            converted:

                                            ____________________________________

                                            If a name or names other than
                                            the undersigned, please indicate in
                                            the spaces below the name or names
                                            in which the shares of Common Stock
                                            are to be issued, along with the
                                            address or addresses of such person
                                            or persons


                                     _________________________________________
                                     _________________________________________
                                     _________________________________________
                                     _________________________________________
                                     _________________________________________
                                     _________________________________________
                                     Signature (for conversion only)

                                          Please Print or Typewrite Name and
                                          Address, Including Zip Code, and
                                          Social Security or Other Identifying
                                          Number


                                     _________________________________________
                                     _________________________________________
                                     _________________________________________

                                     Signature Guarantee:*  _______________


----------
* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              ______________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Insert assignee's social security or tax identification number)

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

(Insert address and zip code of assignee)

and irrevocably appoints ______________________________________________________
_______________________________________________________________________________

                                     agent to transfer this Common Security
Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: ____________________________________________________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee**: ________________________________________________________


----------
** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)